NUMBER                                                                SHARES
[    ]                                                                [    ]

                       BIOGAN MEDICAL INTERNATIONAL, INC.

                INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                             CUSIP 090596 10 7
                                                                SEE REVERSE
                                                         FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

Is The Owner of

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF $.001 PAR VALUE OF

                       BIOGAN MEDICAL INTERNATIONAL, INC.

transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

         IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be executed by its duly authorized officers and its Corporate Seal to be hereunto affixed.

Dated:

                     [SEAL OF BIOGAN MEDICAL INTERNATIONAL]

/s/ signature                                               /s/ signature
----------------------                                      --------------------
  SECRETARY                                                     PRESIDENT

                              COUNTERSIGNED AND REGISTERED:
                              American Securities Transfer & Trust, Inc.
                              P.O. Box 1596
                              Denver, Colorado 80201

                              By
                                 -----------------------------------------------
                                 Transfer Agent & Registrar Authorized Signature

                          BIOGAN MEDICAL INTERNATIONAL

                TRANSFER FEE: $20.00 PER NEW CERTIFICATE ISSUED

         The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common                    UNIF GIFT MIN ACT - ________Custodian_______
                                                                        (Cust)            (Minor)
                                                      under Uniform Gifts to Minors
TEN ENT   - as tenants by the entireties              Act _____________________
                                                               (State)
JT TEN    - as joint tenants with right of
            of survivorship and not as
            tenants in common

     Additional abbreviation may also be used though not in above list.
________________________________________________________________________________

For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
|                                     |
---------------------------------------

________________________________________________________________________________
   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated __________________________

                                 _____________________________________________

                                 _____________________________________________

NOTICE: THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

_______________________________

The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.